Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Umang Gupta, Chief Executive Officer and Chairman of the Board of Keynote Systems, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on August 14, 2003 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: August 14, 2003

/s/ Umang Gupta

Umang Gupta

Chief Executive Officer and Chairman of the Board

(Principal Exectuive Officer)

A signed original of this written statement required by Section 906 has been provided to Keynote Systems, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.